Filed pursuant to Rule 497

File No. 333-196096

NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 11 dated June 16, 2015

to

Prospectus dated October 14, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 14, 2014 (the “Prospectus”) , Supplement No. 10, dated June 1, 2015, Supplement No. 9, dated May 26, 2015, Supplement No. 8, dated May 12, 2015, Supplement No. 7, dated April 23, 2015, Supplement No. 5, dated March 30, 2015, Supplement No. 4, dated February 3, 2015, Supplement No. 3, dated January 20, 2015, Supplement No. 2, dated November 24, 2014, and Supplement No. 1, dated November 4, 2014. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this prospectus supplement, capitalized terms used in this prospectus supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On June 16, 2015, we decreased our public offering price from $9.80 per share to $9.70 per share. This decrease in the public offering price was effective as of our June 15, 2015 closing and first applied to subscriptions received from June 1, 2015 through June 15, 2015. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% less than our net asset value per share as of June 15, 2015.